EXHIBIT 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the annual report on Form 10-KSB of The Furia Organization, Inc. (the "Company") for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and principal financial and accounting officer of the Company hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated: October 11, 2005

By: /s/ Michael D. Alexander
Michael D. Alexander
Chief Executive Officer
Chief Accounting Officer
and Principal Financial Officer